UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2005
STRATAGENE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50786 (Commission File Number)	33-0683641 (IRS Employer Identification No.)

11011 North Torrey Pines Road, La Jolla, California (Address of Principal Executive Offices)		92037 (Zip Code)
Registrant’s telephone number, including area code: (858) 535-5400

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 7.01. Regulation FD Disclosure.
     On September 1, 2005, the Company issued a press release relating to the Company’s patent litigation with Third Wave Technologies, Inc. A copy of the press release is attached hereto as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Stratagene Corporation on September 1, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005	STRATAGENE CORPORATION
	By:	/s/ STEVE MARTIN
		Name:	Steve Martin
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Stratagene Corporation on September 1, 2005